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                                 AMENDMENT TO
                               CREDIT AGREEMENT

   THIS AMENDMENT TO CREDIT AGREEMENT, dated as of the       day of February,
1996, by and among BANK OF AMERICA ILLINOIS, an Illinois banking corporation ("Bank"); WHITMAN MEDICAL CORP., a New Jersey Corporation ("Borrower"); and PHILLIP FROST ("Guarantor").

                            Preliminary Statements

   A. Bank, Borrower and Frost-Nevada, Limited Partnership, entered into that certain Credit Agreement dated December 20, 1994 by which Bank agreed, subject to the terms of the Credit Agreement, to make a Term Loan to the Borrower in the principal amount of $6,000,000.00 and to establish a Revolving Loan for the Borrower in the principal amount of $2,500,000.00.

   B. Bank, Borrower and Guarantor desire to amend certain provisions of the Credit Agreement.

   IN CONSIDERATION OF the Preliminary Statements and the mutual covenants hereinafter set forth, the parties agree that:

       1. All of the Preliminary Statements are true and correct and, by this reference, republished and confirmed. All of the terms of the Credit Agreement are incorporated in this Amendment as if fully set forth herein. Terms defined in the Credit Agreement and not otherwise defined herein shall be used in this Amendment as defined in the Credit Agreement.

       2. The Credit Agreement is amended as follows:

       2.1 Section 1.1 of the Agreement.

   The definition of "Guarantor" in Section 1.1 of the Credit Agreement is hereby deleted and the following substituted in place thereof:

       "Guarantor" shall mean PHILLIP FROST.

   The definition of "Transaction Documents" in Section 1.1 of the Credit Agreement is hereby deleted and the following substituted in place thereof:

       "Transaction Documents" shall mean the Credit Agreement, the Amendment to Credit Agreement the Guarantee of Phillip Frost, the Term Note, the Revolver Note and any and all amendments to or any assignments of any of the aforesaid.

       2.2 Exhibit A to the Credit Agreement. Exhibit A to the Credit Agreement is hereby amended as of the date hereof to be in the form set forth as Exhibit A to this Amendment.





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   2.3 Section 2.1(v) of the Credit Agreement is hereby deleted and the following substituted in place thereof:

       (v) Repayment. Borrower agrees to pay the principal indebtedness evidenced by the Term Note on or before April 14, 1999.

   2.4 Exhibit B to the Credit Agreement. Exhibit B to the Credit Agreement is hereby amended as of the date hereof to be in the form set forth as Exhibit B to this Amendment.

   2.5 Section 2.1 b. (iii) is amended by changing the date "April 14, 1996" to "October 15, 1997."

   2.6 Section 2.1 b. (v) of the Credit Agreement is hereby deleted and the following substituted in place thereof:

       (v) Repayment. Borrower agrees to pay the principal indebtedness evidenced by the Revolving Note in full on or before October 15, 1997.

   2.7 Section 2.4 of the Credit Agreement is hereby deleted and the following substituted in place thereof:

       Guarantor. The repayment of the indebtedness evidenced by the Term Note and the Revolving Note shall be irrevocably and unconditionally guaranteed by Phillip Frost. The Guarantee of Frost-Nevada, Limited Partnership heretofore delivered to the Bank is hereby released.

   2.8 Section 6.1 a. of the Credit Agreement is hereby deleted and the following substituted in place thereof:

       a. Quarterly, a financial statement in substantially the format of statements previously delivered by Borrower, to the Bank with specific details as to cash flow and such other matters as are required by Bank.

   3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower and the Guarantors warrant that:

   3.1 No Conflicts. The execution and delivery of this Amendment and the Replacement Notes (hereinafter defined) and the performance by Borrower of its obligations under the Agreement, as amended hereby, and the Replacement Notes, do not and will not conflict with any provision of law or of any agreement binding upon Borrower.

   3.2 Corporate Status. Borrower is a corporation duly formed, validly existing and in good standing (or its equivalent) under the laws of the State of New Jersey.
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   3.3 Validity and Binding Effect. The Credit Agreement, as amended hereby, is, and the Replacement Notes when duly executed and delivered will be, legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general principles of equity limiting the availability of equitable remedies.

   3.4 No Default. As of the closing date hereof, no Event of default shall have occurred and be continuing.

   3.5 Warranties. As of the closing date hereof, the warranties in Section 5 of the Credit Agreement and in Section 3 of this Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Credit Agreement and except for litigation existing against Borrower's wholly owned subsidiary, Ultrasound Technical Services, Inc. as disclosed to the Bank.

   3.6 No Material Change. As of the Closing Date, the Borrower represents and warrants that there has been no material adverse change in the assets or the financial condition of Borrower since the financial statements, dated March 31, 1995.

   4. CONDITIONS PRECEDENT TO AMENDMENT. The amendments contemplated by
Section 2. thereof are subject to the satisfaction of each of the following conditions precedent:

   4.1 Documentation. Borrower shall have delivered to Bank all of the following, each duly executed and dated as of the closing date, in form and substance satisfactory to Bank:

       (a) This Amendment duly signed by Borrower and the Guarantor.

       (b) Replacement Notes. Promissory notes of Borrower (the "Replacement Notes") substantially in the forms set forth as Exhibit A and Exhibit B to this Amendment. Upon receipt of the Replacement Notes, Bank will: (i) record the aggregate unpaid principal amount of the Term Note, dated December 20, 1994 and the Revolving Note, dated December 20, 1994 (the "Original Notes") issued under the Credit Agreement in its records or, at its option, on the schedule attached to the applicable Replacement Notes as the aggregate unpaid principal amount evidenced by each such Replacement Note; (ii) mark the Original Notes as replaced by the applicable Replacement Notes; and (iii) return the Original Notes to the Borrower. Thereafter, all references in the Credit Agreement and any and all instruments or documents provided for therein or delivered

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    or to be delivered thereunder or in connection therewith referring to the
    Original Notes shall be deemed references to the Replacement Notes. The replacement of the Original Notes with the Replacement Notes shall not be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, the Original Notes outstanding at the time of replacement, or (ii) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, pledge, security interest or other encumbrance, if any, heretofore granted to or for the benefit of the payee of the Original Notes which has not otherwise been expressly released.

       (c) Guarantee. The Guarantee signed by Phillip Frost.

       (d) Other. Such other documents as Bank may reasonably request.

   5. GENERAL.

   5.1 Expenses. Borrower agrees to pay the Bank upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees not to exceed $3,500.00 (which attorneys and legal assistants may be employees of the Bank), incurred by the Bank in connection with the preparation, negotiation and execution of this Amendment, the Replacement Notes and any document required to be furnished therewith.

   5.2 Law. THIS AMENDMENT AND THE REPLACEMENT NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS.

   5.3 Successors. This Amendment shall be binding upon and inure to the benefit of Borrower and the Guarantors and their heirs, personal representatives, successors and permitted assigns, as appropriate, and of Bank and their successors and assigns.

   5.4 Confirmation of the Credit Agreement. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects; provided, however, in the event of any conflict, inconsistency or incongruity between the terms of the Credit Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control.

   5.5 References to the Credit Agreement. Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Credit Agreement in any and all instruments or documents provided for the

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Credit Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Credit Agreement as amended hereby.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                          BANK:

                                          BANK OF AMERICA ILLINOIS

                                          By:
                                          -----------------------------------

                                          Title:
                                          -----------------------------------

                                          BORROWER:

                                          WHITMAN MEDICAL CORP.

                                          By: /s/ Randy S. Proto
                                          -----------------------------------

                                          Title: President
                                          -----------------------------------

                                          GUARANTOR:

                                                    /s/ Phillip Frost
                                          -----------------------------------
                                                        Phillip Frost

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